UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2013 (June 25, 2013)

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard Jersey City, New Jersey	07310
(Address of principal executive offices)	(Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 25, 2013, Knight Capital Group, Inc. (“Knight”) held a special meeting of stockholders (the “Special Meeting”) in Jersey City, New Jersey. At the Special Meeting, there were present in person or by proxy 324,102,077 shares of Knight’s Class A common stock (“Knight Common Stock”), representing 90.48% of the total outstanding shares eligible to vote on the proposals presented at the Special Meeting. At the Special Meeting, the stockholders of Knight were asked to vote on (1) the proposal to approve the Amended and Restated Agreement and Plan of Merger, dated as of December 19, 2012 and amended and restated as of April 15, 2013, by and among Knight, GETCO Holding Company, LLC (“GETCO”), GA-GTCO, LLC and certain other parties thereto (the “Merger Agreement”), (2) the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Knight’s named executive officers in connection with the mergers contemplated by the Merger Agreement, (3) the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies to approve the Merger Agreement and (4) the proposal to transact such other business as may properly come before the Special Meeting or any adjournment thereof. The voting results for each proposal are as follows:

(1) Approval of the Merger Agreement:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	323,759,338	90.39%	99.89%
Voting Against	292,223	0.08%	0.09%
Abstain From Voting	50,516	0.01%	0.02%

Total	324,102,077	90.48%	100.00%

(2) Approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to Knight’s named executive officers in connection with the mergers contemplated by the Merger Agreement:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	298,524,367	83.34%	92.11%
Voting Against	25,417,606	7.10%	7.84%
Abstain From Voting	160,104	0.04%	0.05%

Total	324,102,077	90.48%	100.00%

(3) Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1:

This proposal was withdrawn, as sufficient votes were cast at the Special Meeting to approve the Merger Agreement.

(4) Approval of such other business as may properly come before the Special Meeting or any adjournment thereof:

This proposal was withdrawn, as no other business was brought before the Special Meeting.

Item 8.01 Other Events

On June 26, 2013, Knight and GETCO issued a joint press release announcing the preliminary results of the elections made by Knight stockholders regarding their preferences as to the form of merger consideration they will receive in connection with the pending strategic transaction between Knight and GETCO, pursuant to which both Knight and GETCO will become wholly owned subsidiaries of KCG Holdings, Inc.

The press release also announced that Knight and GETCO have received all regulatory approvals that constitute closing conditions under the Merger Agreement, including those of the Financial Industry Regulatory Authority (FINRA) and the United Kingdom’s Financial Conduct Authority (FCA), and accordingly that the strategic transaction between Knight and GETCO is expected to be completed on July 1, 2013, subject to the satisfaction of customary closing conditions.

The foregoing description is qualified in its entirety by reference to the joint press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of April 15, 2013, by and among Knight, GETCO Holding Company, LLC, GA-GTCO, LLC, Knight Holdco, Inc. (now KCG Holdings, Inc.), Knight Acquisition Corp, GETCO Acquisition LLC and GA-GTCO Acquisition, LLC (included as Exhibit 2.1 to Knight’s Current Report on Form 8-K filed April 15, 2013, and incorporated herein by reference).

99.1	Joint Press Release, dated June 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2013	KNIGHT CAPITAL GROUP, INC. /s/ Andrew M. Greenstein Andrew M. Greenstein Managing Director, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of April 15, 2013, by and among Knight, GETCO Holding Company, LLC, GA-GTCO, LLC, Knight Holdco, Inc. (now KCG Holdings, Inc.), Knight Acquisition Corp, GETCO Acquisition LLC and GA-GTCO Acquisition, LLC (included as Exhibit 2.1 to Knight’s Current Report on Form 8-K filed April 15, 2013, and incorporated herein by reference).

99.1	Joint Press Release, dated June 26, 2013.

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